Exhibit 99.1

Contacts:
Angela Tandy                               John Conrad
Visual Networks (NASDAQ: VNWK)             The Merritt Group
301-296-2741                               703-556-6824
atandy@visualnetworks.com                  conrad@merrittgrp.com

                                  Visual Networks Reports Second Quarter Results

                                   Revenue Improved Sequentially to $9.8 Million

Rockville, MD, July 17, 2003 - Visual Networks, Inc. (Nasdaq: VNWK) a leader in IP service level management, today announced financial results for the second quarter ended June 30, 2003.

The company grew revenue 6.2% sequentially, reporting revenue of $9.8 million for the second quarter compared to revenue of $9.2 million in the first quarter ended March 31, 2003. Net loss for the quarter ended June 30, 2003 was $677,000, or $0.02 per share on a GAAP basis.

"I am pleased that Visual Networks was able to perform well in a quarter marked with additional changes in management," said Larry Barker, Visual Networks president and CEO. "During the first two months, my time spent with customers and partners has only underscored the rich history of quality products, strong distribution and loyal users that attracted me to Visual Networks in the first place. It is this rich history that will serve as our foundation for the future."

"We have crafted, and are executing, upon a clear path forward for this company that will enable us to significantly expand our markets," continued Barker. "Our ultimate goal, we believe, is to allow more and more enterprises to benefit from the power of Visual solutions on their networks and we are well on our way to making this a reality."

Second Quarter Highlights Included:

      o Hired, Larry Barker, a former ADC Telecommunications executive, as President and CEO;

      o     Grew revenue 6.2% sequentially;

      o Maintained gross margins in the range of 70-75% for the sixth consecutive quarter;

      o Released version 7.2 of the Visual UpTime software, enhancing IP SLA and CoS validation, application visibility and troubleshooting capability for IP and CoS;

      o Rounded out IP VPN solution with the introduction and first customer shipment of the IP Transport ASE, providing performance visibility for DS3 ATM access to MPLS offerings; and

      o Released version 5.8 of the Visual IP InSight software with significant improvements in scalability.


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

In conjunction with these announcements, Visual Networks' management will host a teleconference today at 4:45 p.m. (ET). The call can be accessed live over the Internet at http://www.firstcallevents.com/service/ajwz384654227gf12.html or by dialing 617-786-2960, confirmation code 15290530. A replay of the call will be available through July 24, 2003 over the Internet through the same Web site, or by calling 617-801-6888 with the reservation number 36492446.

About Visual Networks

Visual Networks (NASDAQ: VNWK) has the broadest suite of proven performance management solutions for public and private communications networks and services. To find out how the world's leading service providers and enterprises are using Visual Networks' products to increase network reliability and revenues, dramatically reduce operational expenses and lower their total cost of ownership, visit www.visualnetworks.com or call 1-800-240-4010 for sales information.

Note To Investors

This press release contains forward-looking information within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections. The forward-looking information is based upon current information and expectations regarding Visual Networks and its subsidiaries. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in such forward-looking statements.

Visual Networks assumes no obligation to update the information contained in this press release. Visual Networks' future results may be impacted by risks associated with rapid technological change and the emerging services market, potential fluctuations in quarterly operating results, its dependence upon sole and limited source suppliers and fluctuations in component pricing, its dependence upon key employees, and its ability to retain employees. In addition, the geopolitical uncertainties associated with the situations in Iraq could have an adverse effect on Visual Networks' business. Visual Networks' future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Qs and its Annual Report on Form 10-K.

                                       ###


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

                              Visual Networks, Inc.

                 Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)
                                   (unaudited)

                                                                For the
                                                          Three Months Ended
                                                               June 30,
                                                        -----------------------
                                                          2003           2002
                                                        -------        --------

Revenue .........................................       $ 9,773        $ 15,209
Cost of revenue .................................         2,565           3,651
                                                        -------        --------
     Gross profit ...............................         7,208          11,558
                                                        -------        --------
Operating expenses:
     Research and development ...................         2,572           3,137
     Sales and marketing ........................         3,437           5,266
     General and administrative .................         1,512           1,971
                                                        -------        --------
          Total operating expenses ..............         7,521          10,374
                                                        -------        --------
Income (loss) from operations ...................          (313)          1,184
Interest expense, net ...........................          (364)           (369)
                                                        -------        --------
Net income (loss) ...............................       $  (677)       $    815
                                                        =======        ========
Basic and diluted earnings (loss) per share .....       $ (0.02)       $   0.03
                                                        =======        ========

                              Visual Networks, Inc.

                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                                                   June 30,   December 31,
                                                                     2003         2002
                                                                   --------   ------------
                                     Assets
 Current assets:
      Cash and cash equivalents ..............................     $10,064      $12,708
      Restricted short-term investment .......................       2,000        2,503
      Accounts receivable, net ...............................       6,883        7,185
      Inventory ..............................................       3,497        3,393
      Other current assets ...................................       1,051          259
                                                                   -------      -------
           Total current assets ..............................      23,495       26,048
 Property and equipment, net .................................       2,888        3,481
 Deferred debt issuance costs ................................         650          768
                                                                   -------      -------
           Total assets ......................................     $27,033      $30,297
                                                                   =======      =======

                      Liabilities and Stockholders' Equity
Liabilities:
      Accounts payable and accrued expenses ..................     $ 7,038      $ 9,733
      Customer deposits ......................................         250           --
      Deferred revenue .......................................       5,310        5,974
      Current portion of long-term debt ......................          --           --
                                                                   -------      -------
           Total current liabilities .........................      12,598       15,707
      Convertible debentures, net of unamortized debt discount       8,353        7,963
                                                                   -------      -------
           Total liabilities .................................      20,951       23,670
 Stockholders' equity ........................................       6,082        6,627
                                                                   -------      -------
           Total liabilities and stockholders' equity ........     $27,033      $30,297
                                                                   =======      =======

                              Visual Networks, Inc.

                   Condensed Consolidated Cash Flow Statement
                                 (in thousands)
                                   (unaudited)

                                                                                    For the
                                                                              Three Months Ended
                                                                                    June 30,
                                                                            ----------------------
                                                                              2003          2002
                                                                            --------      --------
Cash Flows From Operating Activities:
Net income (loss) ................................................          $   (677)     $    815
Adjustments to reconcile net income (loss) to net cash
  used in operating activities:
  Depreciation and amortization ..................................               556           927
  Non-cash interest expense ......................................               254           253
  Changes in assets and liabilities
     Accounts receivable .........................................            (3,364)       (3,180)
     Inventory ...................................................              (340)          283
     Other assets ................................................              (538)         (149)
     Accounts payable and accrued expenses .......................              (127)       (1,893)
     Deferred revenue ............................................               (94)         (663)
                                                                            --------      --------
  Net cash used in operating activities ..........................            (4,330)       (3,607)
                                                                            --------      --------
Cash Flows From Investing Activities:
  Expenditures for property and equipment ........................               (85)          (98)
                                                                            --------      --------
  Net cash used in investing activities ..........................               (85)          (98)
                                                                            --------      --------
Cash Flows From Financing Activities:
  Exercise of stock options and employee stock purchase
   plan, net of stock repurchases ................................               141           250
  Debt issuance costs ............................................                --          (132)
                                                                            --------      --------
  Net cash provided by financing activities ......................               141           118
                                                                            --------      --------
Net Decrease in Cash and Cash Equivalents ........................            (4,274)       (3,587)
Cash and Cash Equivalents, Beginning of Period ...................            14,338        10,221
                                                                            --------      --------
Cash and Cash Equivalents, End of Period .........................          $ 10,064      $  6,634
                                                                            ========      ========


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

                              Visual Networks, Inc.

                        Additional Financial Information

      The following presents additional financial information about Visual Networks for the three months ended September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003, respectively.

                                                             9/30/02            12/31/02           3/31/03             6/30/03
                                                             -------            --------           -------             -------
Days Sales Outstanding Calculation:

Days sales outstanding ("DSOs"') are calculated as follows:

                     Accts Receivable                        $6,381              $7,185             $3,883             $6,883
                     ----------------                        ------              ------             ------             ------
              Quarterly sales/Days in quarter              $14,652/92          $14,807/92         $9,204/90           $9,773/91
                   Day sales outstanding                      40.1                44.6               38.0               64.1

Inventory Turns Calculation:
Inventory turns are calculated as follows:

                      Days in year                              365                 365               365                365
                      ------------                      ------------------  -----------------  -----------------  ------------------
         Inventory/(Quarterly cogs/Days in quarter)     $3,517/($4,414/92)  $3,393/($4,164/92) $2,959/($2,254/90) $3,497/($2,565/91)
                    Inventory turns                             5.0                 4.9               3.1                 2.9

Employees:
Research and development                                               57                  52                 52                 53
Sales and marketing                                                    73                  65                 64                 60
Manufacturing and customer service                                     15                  12                 12                 11
General and administrative                                             29                  29                 29                 31
                                                                ---------           ---------           --------           --------
                      Total Employees                                 174                 158                157                155
                                                                =========           =========           ========           ========

Revenue
Current Products:
  Uptime                                                        $  13,823           $  11,911           $  8,227           $  8,523
  IP Insight                                                          540               1,124                861              1,120
  Royalties                                                            80                  78                 82                107
                                                                ---------           ---------           --------           --------
     Total current products                                        14,443              13,113              9,170              9,750
Discontinued Products                                                 209               1,694                 34                 23
                                                                ---------           ---------           --------           --------
     Total                                                      $  14,652           $  14,807           $  9,204           $  9,773
                                                                =========           =========           ========           ========

                              Visual Networks, Inc.

      The following presents additional financial information about Visual Networks for the three months ended September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003, respectively.

                                                            9/30/02          12/31/02         3/31/03            6/30/03
                                                            -------          --------         -------            -------
Common stock outstanding                                      32,175           32,399           32,448            32,631
                                                            ========         ========         ========          ========
Weighted average share calculations:
Basic weighted average shares outstanding                     32,175           32,314           32,429            32,569
Common stock equivalents (treasury stock method)                  20              229               --                --
                                                            --------         --------         --------          --------
Diluted weighted average shares outstanding                   32,195           32,543           32,429            32,569
                                                            ========         ========         ========          ========

Net income (loss)                                           $    665         $  1,245         $    (92)         $   (677)
                                                            ========         ========         ========          ========
Basic and diluted earnings (loss) per share                 $   0.02         $   0.04         $  (0.00)         $  (0.02)
                                                            ========         ========         ========          ========

      The following presents additional financial information about Visual Networks for the three months ended March 31, 2003 and June 30, 2003, respectively.

                                                                                              3/31/03          6/30/03
                                                                                              -------          -------
Earnings before interest, taxes, depreciation and amortization
("EBITDA") calculation (as defined by the Debenture agreement):
  Net loss                                                                                  $      (92)      $     (677)
  Interest expense                                                                                 393              392
  Depreciation                                                                                     465              556
  Capital expenditures                                                                            (343)             (85)
                                                                                            ----------       ----------
       EBITDA                                                                               $      423       $      186
                                                                                            ==========       ==========


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